SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

          Date of Report (Date of earliest event
          reported):  April 20, 1998



              ARI NETWORK SERVICES, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            0-19608           39-1388360
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


         330 E. Kilbourn Avenue
          Milwaukee, Wisconsin                 53202
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(414) 278-7676

Item 5.  Other Events

On April 20, 1998, the Company mailed a letter to its shareholders, reviewing the Company's progress for the first half of the fiscal year.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          99.1      Letter to Shareholders dated April
                    20, 1998.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 27, 1998         ARI NETWORK SERVICES, INC.



                                By: /s/ Brian E. Dearing
                                   --------------------------
                                   Brian E. Dearing,
                                   President and CEO


                       EXHIBITS

No.                                 Description

99.1                                Letter to Shareholders
                                    dated April 20, 1998.